Exhibit 99.1
MATADOR RESOURCES COMPANY INCREASES QUARTERLY CASH DIVIDEND

DALLAS, Texas, October 15, 2025 -- Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”) today announced that its Board of Directors amended the Company’s dividend policy. Pursuant to the new policy, the Company intends to pay cash dividends on its common stock of $0.375 per share per quarter, or $1.50 per share per year, beginning in the fourth quarter of 2025, which is a 20% increase from its prior policy of $0.3125 per share per quarter, or $1.25 per share per year. The Board also declared a quarterly cash dividend of $0.375 per share of common stock payable on December 5, 2025 to shareholders of record as of November 10, 2025.

Joseph Wm. Foran, Matador’s Founder, Chairman and CEO, commented, “We are pleased to announce a 20% increase to our fixed dividend — the seventh increase in four years — bringing our quarterly cash dividend to $0.375 per share per quarter or $1.50 per share per year. The steady growth of our fixed dividend demonstrates the confidence we have in our balance sheet, our ability to generate strong free cash flow and our positive outlook for Matador's future. We remain focused on responsibly growing the Company while continuing to prioritize free cash flow and returning value to our shareholders.”

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Wolfcamp and Bone Spring plays in the Delaware Basin in Southeast New Mexico and West Texas. Matador also operates in the Haynesville shale and Cotton Valley plays in Northwest Louisiana. Additionally, Matador conducts midstream operations in support of its exploration, development and production operations and provides natural gas processing, oil transportation services, natural gas, oil and produced water gathering services and produced water disposal services to third parties.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project,” “hypothetical,” “forecasted” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements include, but are not limited to, statements about guidance, projected or forecasted financial and operating results, future liquidity, the payment of dividends, share repurchases, results in certain basins, objectives, project timing, expectations and intentions, regulatory and governmental actions and other statements that are not historical facts. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, disruption from Matador’s acquisitions or dispositions making it more difficult to maintain business and operational relationships; significant transaction costs associated with Matador’s acquisitions or dispositions; the risk of litigation and/or regulatory actions related to Matador’s acquisitions or dispositions, as well as the following risks related to financial and operational performance: general economic conditions; Matador’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; the operating results of Matador’s midstream oil, natural gas and water gathering and transportation systems, pipelines and facilities, the acquiring of third-party business and the drilling of any additional salt water disposal wells; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; delays and other difficulties related to regulatory and governmental approvals and restrictions; impact on Matador’s operations due to seismic events; its ability to make acquisitions on economically acceptable terms; its ability to integrate acquisitions; availability of sufficient capital to execute its business plan, including from future cash flows, capital markets, available borrowing capacity under its revolving credit facilities and otherwise; the operating results of and the availability of any potential distributions from our joint ventures; weather and environmental conditions; and the other factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Senior Vice President – Investor Relations
investors@matadorresources.com
(972) 371-5225